UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2009

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE

CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition.

On May 13, 2009, Helen of Troy Limited (the “Company”) issued a press release announcing its results for its fiscal quarter and year ended February 28, 2009.  Additionally, on May 13, 2009, the Company held a conference call discussing its results for the same period mentioned above.  With this Form 8-K, we are furnishing copies of the press release (attached hereto as Exhibit 99.1) and the text of the conference call (attached hereto as Exhibit 99.2).  The press release and copy of the text of this conference call are also provided on the Investor Relations Page of our website at:  http://www.hotus.com.

The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act.  The accompanying press release and conference call transcript contain certain forward-looking statements, which are subject to change.  A number of risks or uncertainties could cause actual results to differ materially from historical or anticipated results or from the results or effects contemplated by the forward-looking statements.  Generally, the words “anticipates”, “believes”, “expects”, “plans”, “may”, “will”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “continue”, “intends”, and other similar words identify forward-looking statements.  The Company cautions readers not to place undue reliance on forward-looking statements.  The actual results may differ materially from those described in any forward-looking statements.  The Company intends its forward-looking statements to speak only as of the time of such statements, and does not undertake to update or revise them as more information becomes available.  Additional information concerning potential factors that could affect the Company’s financial results and the forward-looking statements is included in the Company’s Form 10-K for the year ended February 28, 2009.

The press release and copy of the text of this conference call include certain information that may be considered non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100.  The press release contains tables that reconcile these measures to their corresponding GAAP based measures presented under the Consolidated Condensed Statements of Income (Loss) in the press release.  The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of the Company’s activities.  These non-GAAP measures are not prepared in accordance with GAAP, are not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies.  Accordingly, undue reliance should not be placed on non-GAAP information.

The information in this Item 2.02 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02    Departure, Election or Appointment of Directors or Officers; Compensatory Arrangements of Officers.

On May 14, 2009, the Compensation Committee of the Board of Directors of the Company approved a form of Non-Qualified Stock Option Agreement and a form of Incentive Stock Option Agreement for awards of options to purchase the common shares of the Company to be granted from time to time under the Company’s 2008 Stock Incentive Plan.  The preceding is qualified in its entirety by reference to the form of Non-Qualified Stock Option Agreement and the form of Incentive Stock Option Agreement that are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
10.1	Form of Non-Qualified Stock Option Agreement
10.2	Form of Incentive Stock Option Agreement
99.1	Press Release, dated May 13, 2008
99.2	Text of conference call held May 13, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: May 15, 2009	/s/ Vincent D. Carson
Vincent D. Carson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Non-Qualified Stock Option Agreement
10.2	Form of Incentive Stock Option Agreement
99.1	Press Release, dated May 13, 2008
99.2	Text of conference call held May 13, 2008